UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


               Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934


    Date of Report (Date of earliest event reported): December 26, 2003

                  American General Mortgage Loan Trust 2003-1,
       Mortgage Loan Asset-Backed Pass-Through Certificates Series 2003-1
                (Exact name of registrant as specified in charter)

New York                       333-87146-01                  30-0183660
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)


601 NW Second Street, Evansville, IN                         47708
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 812-424-8031

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                      American General Mortgage Loan Trust 2003-1
                  Mortgage Loan Asset-Backed Pass-Through Certificates
                                 Series 2003-1

     On December 26, 2003, JPMorgan Chase Bank, successor-in-interest to Bank One, N.A. as Trust Administrator for American General Mortgage Loan Trust 2003-1, Mortgage Loan Asset-Backed Pass-Through Certificates Series 2003-1, made a monthly distribution to Certificateholders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of May 1, 2003, among Bond Securitization, L.L.C. as Depositor, Second Street Funding Corporation as Seller, American General Finance Corporation as Master Servicer, U. S. Bank National Association as Trustee and JPMorgan Chase Bank, successor-in-interest to Bank One, N.A. as Trust Administrator.

Item 7.  Financial Statements and Exhibits

        (c) Exhibits

Exhibit No.                        Description

99    Report  to  Holders  of  American General Mortgage Loan Trust,
      2003-1 Mortgage Loan Asset-Backed Pass-Through Certificates Series 2003-1 relating to the distribution date of December 26, 2003 prepared by JPMorgan Chase Bank, successor-in-interest to Bank One, N.A. as Trust Administrator under the Pooling and Servicing Agreement dated as of May 1, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 26, 2003


           Bond Securitization


       By: /s/ Rick Tarnas
           ------------------------------
       Name:   Rick Tarnas
               Authorized Officer
               JPMorgan Chase Bank, successor-in-interest
               to Bank One, N.A. as Trust Administrator

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated December 26, 2003







                                 EX-99.1466
                                   Computational Material

                             Payment Date: 12/26/03


          ------------------------------------------------------------
                         American General Mortgage Loan Trust 2003-1
      Mortgage Loan Asset-Backed Pass-Through Certificates, Series 2003-1
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A-1        75,099,420.27    1.238750%     9,812,464.27     80,108.66    9,892,572.93       0.00       0.00
                        A-2        34,000,000.00    2.540000%             0.00     71,966.67       71,966.67       0.00       0.00
                        A-3        44,820,000.00    4.030000%             0.00    150,520.50      150,520.50       0.00       0.00
Residual                R                   0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M-1        16,190,000.00    4.260000%             0.00     57,474.50       57,474.50       0.00       0.00
                        M-2        15,550,000.00    4.690000%             0.00     60,774.58       60,774.58       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        185,659,420.27     -            9,812,464.27    420,844.91   10,233,309.18     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A-1        65,286,956.00              0.00
                                A-2        34,000,000.00              0.00
                                A-3        44,820,000.00              0.00
Residual                        R                   0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M-1        16,190,000.00              0.00
                                M-2        15,550,000.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        175,846,956.00     -
--------------------------------------------------------------------------------

                             Payment Date: 12/26/03


          ------------------------------------------------------------
                         American General Mortgage Loan Trust 2003-1
      Mortgage Loan Asset-Backed Pass-Through Certificates, Series 2003-1
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A-1    75,099,420.27     1.238750% 02639MAA4    66.979278      0.546817    445.644751
                           A-2    34,000,000.00     2.540000% 02639MAB2     0.000000      2.116667  1,000.000000
                           A-3    44,820,000.00     4.030000% 02639MAC0     0.000000      3.358333  1,000.000000
Residual                   R               0.00     0.000000% 02639MAF3     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M-1    16,190,000.00     4.260000% 02639MAD8     0.000000      3.550000  1,000.000000
                           M-2    15,550,000.00     4.690000% 02639MAE6     0.000000      3.908333  1,000.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     185,659,420.27       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                         American General Mortgage Loan Trust 2003-1
          Mortgage Loan Asset-Backed Pass-Through Certificates, Series 2003-1
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       188,031,668.87   188,031,668.87
Loan count                   3341             3341
Avg loan rate          10.588622%        10.588622
Prepay amount        8,143,235.51     8,143,235.51

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        81,949.11        81,949.11
Sub servicer fees            0.00             0.00
Trustee fees             2,556.81         2,556.81


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           81.950214%           100.000000%            144,106,956.00
   -----------------------------------------------------------------------------
   Junior           18.049786%             0.000000%             31,740,000.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          19                 1,192,069.52
60 to 89 days                           7                   429,318.69
90 or more                              3                   123,445.97
Foreclosure                             0                         0.00

Totals:                                29                 1,744,834.18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           10,233,309.18         10,233,309.18
Principal remittance amount            9,812,464.27          9,812,464.27
Interest remittance amount               420,844.91            420,844.91